EXHIBIT 99.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his knowledge, that the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: March 28,2003	/s/ Charles M. Fernandez
Charles M. Fernandez
Chief Executive Officer

Dated: March 28, 2003	/s/ Paul R. Thomson
Paul R. Thomson
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Big City Radio, Inc. and will be retained by Big City Radio, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.